UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2018

Build-A-Bear Workshop, Inc.

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(Exact Name of Registrant as Specified in Its Charter)

Delaware --------------------------- (State or Other Jurisdiction of Incorporation)	001-32320 ------------------- (Commission File Number)	43-1883836 --------------------------- (IRS Employer Identification No.)

1954 Innerbelt Business Center Drive St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63114 ------------------ (Zip Code)

(314) 423-8000

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(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On March 15, 2018, the Compensation and Development Committee (the “Committee”) of the Board of Directors of Build-A-Bear Workshop, Inc. (the “Company”) adjusted the compensation for each of Company’s named executive officers (the “Executive Officers”), other than the President and Chief Executive Officer.  At the recommendation of the Committee, the Board of Directors ratified and approved the President and Chief Executive Officer’s compensation.

These compensation adjustments included base salary adjustments for the Company’s Executive Officers, determination of the 2018 annual bonus program performance objectives, and approval of the 2018 long-term incentive compensation grants, each of which is described below.

2018 Base Salary Adjustments

The adjusted annual base salaries for the Company’s Executive Officers, effective March 19, 2018, are:

Name/Position	Adjusted Annual Base Salary
Sharon John, President and Chief Executive Officer	$714,000
Voin Todorovic, Chief Financial Officer	$377,000
Jennifer Kretchmar, Chief Merchandising Officer	$422,600
J. Christopher Hurt, Chief Operations Officer	$418,000
Eric Fencl, Chief Administrative Officer, General Counsel and Secretary	$334,400

2018 Annual Bonus Program

The Committee established the 2018 performance objectives for the range of cash bonuses that may be paid under the Build-A-Bear Workshop, Inc. 2017 Omnibus Incentive Plan (the “Plan”) to each of the Executive Officers in accordance with the terms of the Company’s cash bonus program for its Executive Officers (the “Cash Bonus Program”). The Base Bonus Calculation for each of the Executive Officers for 2018 is determined by multiplying the Base Bonus Payout (set forth below) by his or her eligible base salary (which excludes items such as relocation allowances, bonuses, stock options exercised, vested restricted stock, and performance-based long-term cash program payments):

Name	Base Bonus Payout
Sharon John	100%
Voin Todorovic	50%
Jennifer Kretchmar	50%
J. Christopher Hurt	50%
Eric Fencl	50%

The cash bonus, if any, to be paid to each respective Executive Officer will be calculated by multiplying the Base Bonus Calculation described above by the applicable Percentage of Base Bonus Calculation set forth in in column (2) below based on the Company’s achievement of fiscal 2018 consolidated pretax income performance goals.

(1) Achievement Level	(2) Percentage of Base Bonus Calculation
Threshold	25%
Target	100%
Maximum	200%

The terms of the Cash Bonus Program provide for mandatory bonus payouts only if the Company’s 2018 consolidated pretax income (after providing for any bonus expense) meets or exceeds the threshold amount. Consolidated pretax income results that fall between any of the achievement levels set forth in the table above will be interpolated between the applicable achievement levels, in the sole discretion of the Committee. This discretion includes the ability to increase or reduce the otherwise applicable Percentage of Base Bonus Calculation for each achievement level.

The foregoing summary of the Cash Bonus Program is qualified in its entirety by reference to the description of such program filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

2018 Long-Term Incentive Compensation

On March 15, 2018, the Committee granted the Executive Officers long-term incentive compensation under the Plan in the form of two grants: (i) the Company’s annual long-term incentive program award grants; and (ii) additional business transformation incentive grants to further align the Company’s compensation program with its initiatives to return to long-term profitable growth.

Annual Long-Term Incentive Program Awards

Utilizing market data compiled by the Committee’s compensation consultant, the Committee determined the market value of the total long-term incentive program awards (“LTI Market Value”) for each Executive Officer. For the President and Chief Executive Officer, the resulting awards were then made 50% in time-based restricted stock and 50% in three-year performance-based restricted stock. For Executive Officers other than the President and Chief Executive Officer, the resulting awards were then made 50% in time-based restricted stock and 50% in three-year performance-based cash. These awards were as follows:

Name	Number of Shares of Time-Based Restricted Stock	Target Number of Shares of Three-Year Performance-Based Restricted Stock	Target Payout Amount of Three-Year Performance- Based Cash
Sharon John	62,499	62,500	—
Voin Todorovic	17,442	—	$150,000
Jennifer Kretchmar	17,442	—	$150,000
J. Christopher Hurt	17,442	—	$150,000
Eric Fencl	13,080	—	$112,500

The number of shares of time-based restricted stock awarded to each Executive Officer was derived by dividing 50% of such Executive Officer’s LTI Market Value by the closing sale price of the Company’s common stock on the New York Stock Exchange on March 15, 2018 and rounding the resulting number to the closest whole number that is divisible by three. The time-based restricted stock vests pro-ratably over three years, beginning on April 30, 2019.

The target number of shares of three-year performance-based restricted stock awarded to the President and Chief Executive Officer was derived by dividing 50% of her LTI Market Value by the closing sale price of the Company’s common stock on the New York Stock Exchange on March 15, 2018 and rounding the resulting number to the closest whole number. The number of three-year performance-based restricted stock shares, if any, that will be earned by the President and Chief Executive Officer will be calculated by multiplying the Target Number of Shares of Three-Year Performance-Based Restricted Stock noted in the table above by the average of the applicable Percentage of Target Value of Three-Year Performance-Based Restricted Stock Earned Calculation set forth in column (2) below based on the Company’s achievement of consolidated pretax income performance goals for fiscal 2018, fiscal 2019 and fiscal 2020. The pretax income achievement level amounts have been set for fiscal 2018. For fiscal 2019 and fiscal 2020, the pretax income achievement level amounts will be based upon a pre-established percentage of growth over actual pretax income results for the prior fiscal year. The three-year performance-based restricted stock that is earned, if any, will vest on April 30, 2021.

Performance-Based Restricted Stock Payout for Fiscal 2018, Fiscal 2019 and Fiscal 2020

(1) Achievement Level	(2) Percentage of Target Value of Three-Year Performance-Based Restricted Stock Earned Calculation
Below Threshold	0%
Threshold	25%
Target	100%
Maximum	200%

The terms of the 2018 time-based and performance-based restricted stock are as set forth in the relevant portions of the Company’s form of Restricted Stock & Non-Qualified Stock Option Agreement (the “Award Agreement”). Vesting is accelerated upon a change in control or, in certain circumstances, upon death or termination of employment with the Company due to disability, subject to the terms set forth in the Award Agreement. Time-based restricted stock carries voting and dividend rights from the date of grant. Holders of performance-based restricted stock are entitled to voting and dividend rights only upon satisfaction of applicable performance criteria. The summary of the terms of the time-based and performance based restricted stock herein is qualified in its entirety by reference to the terms set forth in the form of the Award Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

The target payout amount under the three-year performance-based cash program for each Executive Officer other than the President and Chief Executive Officer is 50% of each such Executive Officer’s LTI Market Value. The cash award that will be earned, if any, by each such Executive Officer will be calculated by multiplying the Target Payout Amount of Three-Year Performance-Based Cash set forth in the table above by the average of the applicable Percentage of Target Payout Amount Earned Calculation in column (2) below based on the Company’s achievement of consolidated pretax income performance goals for fiscal 2018, fiscal 2019 and fiscal 2020. The pretax income achievement level amounts have been set for fiscal 2018. For fiscal 2019 and fiscal 2020, the pretax income achievement level amounts will be based upon a pre-established percentage of growth over actual pretax income results for the prior fiscal year.

Performance-Based Cash Payout for Fiscal 2018, Fiscal 2019 and Fiscal 2020

(1) Achievement Level	(2) Percentage of Target Payout Amount Earned Calculation
Below Threshold	0%
Threshold	25%
Target	100%
Maximum	200%

The cash award that will be earned, if any, by each Executive Officer other than the President and Chief Executive Officer will be paid no later than May 15, 2021. The summary of the three-year performance-based cash program herein is qualified in its entirety by reference to the description of such program filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

2018 Business Transformation Incentive Grants

The objective of the Company’s long-term incentive program is to provide a long-term retention incentive for the Executive Officers and to align their interests directly with those of the Company’s stockholders. To further align the Company’s compensation program with its initiatives to return to long-term profitable growth, on March 15, 2018, the Committee granted the Executive Officers business transformation incentive grants under the Plan that are designed to increase management focus on total revenue growth in the face of continuing traditional mall traffic challenges and encourage share price appreciation and retention. The target value of the business transformation incentive grants are equal to 50% of each Executive Officer’s adjusted annual base salary discussed above. For the President and Chief Executive Officer, the resulting award was then made 50% in non-qualified stock options and 50% in three-year performance-based restricted stock. For Executive Officers other than the President and Chief Executive Officer, the resulting awards were then made 50% in non-qualified stock options and 50% in three-year performance-based cash. These awards were as follows:

Name	Number of Time-Based Non-Qualified Stock Options	Target Number of Shares of Three-Year Performance- Based Restricted Stock	Target Payout Amount of Three-Year Performance- Based Cash
Sharon John	54,534	20,756	—
Voin Todorovic	28,795	—	$94,250
Jennifer Kretchmar	32,278	—	$105,650
J. Christopher Hurt	31,926	—	$104,500
Eric Fencl	25,541	—	$83,600

The number of shares subject to time-based non-qualified stock options was determined by dividing 25% of the adjusted annual base salary for each Executive Officer by the product of (i) the closing sale price of the Company’s common stock on the New York Stock Exchange on March 15, 2018 multiplied by (ii) the valuation factor of 0.3806, and rounding the resulting number to the closest whole number. The options have an exercise price equal to $8.60 per share, which was the closing sales price of the Company’s common stock on the New York Stock Exchange on March 15, 2018, and expire five years from the date of grant. The options cliff vest two years from date of grant, subject to acceleration upon a change in control or, in certain circumstances, upon such Executive’s death or termination of employment with the Company due to disability. The terms of the non-qualified stock options are as set forth in the relevant portion of the Company’s form of Award Agreement filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference. The summary of the non-qualified stock options herein is qualified in its entirety by reference to such Award Agreement.

The target number of shares of three-year performance-based restricted stock awarded to the President and Chief Executive Officer was derived by dividing 25% of her adjusted annual base salary by the closing sale price of the Company’s common stock on the New York Stock Exchange on March 15, 2018 and rounding the resulting number to the closest whole number. The number of three-year performance-based restricted stock shares, if any, that will be earned by the President and Chief Executive Officer will be calculated by multiplying the Target Number of Shares of Three-Year Performance-Based Restricted Stock in the table above by the average of the applicable Percentage of Target Value of Three-Year Performance-Based Restricted Stock Earned Calculation set forth in column (2) below, which is based on the Company’s achievement of consolidated revenue performance goals for fiscal 2018, fiscal 2019 and fiscal 2020. The revenue achievement level amounts have been set for fiscal 2018. For fiscal 2019 and fiscal 2020, the revenue achievement level amounts will be based upon a pre-established percentage of growth over actual revenue results for the prior fiscal year.

Performance-Based Restricted Stock Payout for Fiscal 2018, Fiscal 2019 and Fiscal 2020

(1) Achievement Level	(2) Percentage of Target Value of Three-Year Performance-Based Restricted Stock Earned Calculation
Below Threshold	0%
Threshold	25%
Target	100%
Maximum	200%

The three-year performance-based restricted stock that is earned, if any, will vest on April 30, 2021. The terms of the performance-based restricted stock are as set forth in the relevant portion of the Company’s form of Award Agreement filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference. The summary of performance-based restricted stock herein is qualified in its entirety by reference to such Award Agreement. Including the Annual Long-Term Incentive Program Awards discussed above, the Committee equally allocated the total 2018 target long-term incentive compensation to the President and Chief Executive Officer in the form of performance-based equity (50% of the total long-term incentive compensation target value) and time-based equity (50% of the total long-term incentive compensation target value).

The target payout amount under the three-year performance-based cash program for each Executive Officer other than the President and Chief Executive Officer is 25% of each such Executive Officer’s adjusted annual base salary. The cash award that will be earned, if any, by each such Executive Officer will be calculated by multiplying the Target Payout Amount of Three-Year Performance-Based Cash in the table above by the average of the applicable Percentage of Target Payout Amount Earned Calculation in column (2) below, which is based on the Company’s achievement of consolidated revenue performance goals for fiscal 2018, fiscal 2019 and fiscal 2020. The revenue achievement level amounts have been set for fiscal 2018. For fiscal 2019 and fiscal 2020, the revenue achievement level amounts will be based upon a pre-established percentage of growth over actual revenue results for the prior fiscal year.

Performance-Based Cash Payout for Fiscal 2018, Fiscal 2019 and Fiscal 2020

(1) Achievement Level	(2) Percentage of Target Payout Amount Earned Calculation
Below Threshold	0%
Threshold	25%
Target	100%
Maximum	200%

The cash award that will be earned, if any, by each Executive Officer other than the President and Chief Executive Officer will be paid no later than May 15, 2021. The summary of the three-year performance-based cash program herein is qualified in its entirety by reference to the description of such program filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

With respect to awards made in cash pursuant to the Cash Bonus Program and the three-year performance based cash program, consolidated pretax income and revenue results that fall between any of the established achievement levels will be interpolated between the applicable achievement levels, in the sole discretion of the Committee. This discretion includes the ability to increase or reduce the otherwise applicable Percentage of Base Bonus Calculation for each achievement level. Each of the performance-based restricted stock and cash awards described herein is subject to reimbursement or forfeiture in the event the Company is required to prepare an accounting restatement of its financial statements due to the Company’s material noncompliance with any financial reporting requirement under securities laws, and in any event, in accordance with the terms of any Company recoupment policy that may be adopted pursuant to the rules and regulations of the Securities and Exchange Commission or New York Stock Exchange.

Item 9.01.     Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit Number	Description of Exhibit

10.1	Description of Build-A-Bear Workshop, Inc. Cash Bonus Program for Chiefs

10.2	Form of Restricted Stock & Non-Qualified Option Agreement under the Registrant’s 2017 Omnibus Incentive Plan

10.3	Description of Build-A-Bear Workshop, Inc. Three-Year Performance-Based Cash Program for Chiefs

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUILD-A-BEAR WORKSHOP, INC.

Date: March 21, 2018	By:	/s/ Eric Fencl
Name: Eric Fencl
Title: Chief Administrative Officer,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Description of Build-A-Bear Workshop, Inc. Cash Bonus Program for Chiefs

10.2	Form of Restricted Stock & Non-Qualified Option Agreement under the Registrant’s 2017 Omnibus Incentive Plan

10.3	Description of Build-A-Bear Workshop, Inc. Three-Year Performance-Based Cash Program for Chiefs